[Graphic Omitted]

                        Inflation-Indexed Securities Fund

                                  ANNUAL REPORT
                                October 31, 1999

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1999




       Principal
         Amount                                                                                         Value
       ---------                                                                                     -----------
                     TENNESSEE VALLEY AUTHORITY NOTES (2.5%)
      $  316,383     3.375%, 1/15/2007 (identified cost $307,288).............................       $   291,664
                                                                                                     -----------
                     U.S. TREASURY NOTES and bonds (90.9%)
         806,777     3.375%, 1/15/2007........................................................           768,955
       1,831,721     3.625%, 1/15/2008........................................................         1,767,042
       1,159,716     3.625%, 4/15/2028........................................................         1,062,949
       2,494,481     3.625%, 7/15/2002........................................................         2,478,891
       1,528,230     3.875%, 1/15/2009........................................................         1,499,576
       3,277,858     3.875%, 4/15/2029........................................................         3,138,549
                                                                                                     -----------

                          Total U.S. Treasury Notes and Bonds
                             (identified cost $10,817,725) ...................................        10,715,962
                                                                                                     -----------

                     REPURCHASE AGREEMENTS (5.9%)
         700,000     J.P. Morgan & Co., 5.10%, 11/01/99
                         (Agreement dated 10/29/99 collateralized by $717,000
                         Treasury Notes 4.5%, due 01/31/01; $700,297
                         to be received upon maturity ) (identified cost $700,000)............           700,000
                                                                                                     -----------

   TOTAL INVESTMENTS (identified cost $11,825,013) (a)  ..........................   99.3%            11,707,626

   CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...............................    0.7                 81,033

                                                                                    -----            -----------
   NET ASSETS ...................................................................   100.0%           $11,788,659
                                                                                    =====            ===========

----------
(a) The aggregate cost for federal income tax purposes is $11,918,687, the aggregate gross unrealized appreciation is $1,570, and the aggregate gross unrealized depreciation is $212,631, resulting in net unrealized depreciation of $211,061.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999

   Investments in securities, at value (identified cost $11,825,013) (Note 1)................      $11,707,626
   Cash......................................................................................            5,990
   Interest receivable.......................................................................           82,896
                                                                                                   -----------
           Total Assets .....................................................................       11,796,512
                                                                                                   -----------

LIABILITIES:
   Payables for:
     Fund shares purchased...................................................................            1,400
     Administrative fee (Note 2).............................................................              993
     Expense payment fee (Note 2)............................................................            5,460
                                                                                                   -----------
           Total Liabilities ................................................................            7,853
                                                                                                   -----------

Net Assets ..................................................................................      $11,788,659
                                                                                                   -----------

Net Assets Consist of:
     Paid-in capital.........................................................................      $12,648,375
     Accumulated net realized loss on investments............................................         (742,329)
     Net unrealized depreciation.............................................................         (117,387)
                                                                                                   -----------

Net Assets ..................................................................................      $11,788,659
                                                                                                   ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($11,788,659 / 1,273,104 shares)..........................................................            $9.26
                                                                                                   ===========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1999

INVESTMENT INCOME:
      Income:
         Interest............................................................................        $ 719,981
                                                                                                     ---------

      Expenses:
         Administrative fee (Note 2).........................................................           12,443
         Expense payment fee (Note 2)........................................................           68,473
                                                                                                     ---------
            Total Expenses ..................................................................           80,916
                                                                                                     ---------

            Net Investment Income ...........................................................          639,065
                                                                                                     ---------

NET REALIZED AND UNREALIZED LOSS (Notes 1 and 3):
         Net realized loss on investments and foreign exchange transactions..................         (198,319)
         Net change in unrealized appreciation on investments ...............................         (143,850)
                                                                                                     ---------

            Net Realized and Unrealized Loss ................................................         (342,169)
                                                                                                     ---------

         Net Increase in Net Assets Resulting from Operations ...............................        $ 296,896
                                                                                                     =========


                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the years ended October 31,
                                                                          -----------------------------------
                                                                               1999                  1998
                                                                          ------------          ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
      Net investment income............................................   $   639,065           $   553,056
      Net realized gain (loss) on investments and
         foreign exchange transactions.................................      (198,319)               25,456
      Net change in unrealized appreciation (depreciation) on
         investments ..................................................      (143,850)               24,847
                                                                          -----------           -----------

        Net increase in net assets resulting from operations ..........       296,896               603,359
                                                                          -----------           -----------

  Dividends and distributions declared (Note 1):

      From net investment income.......................................      (638,362)             (547,932)
                                                                          -----------           -----------

  Capital stock transactions (Note 4):

      Net proceeds from sales of capital stock.........................     3,568,054             3,457,484
      Net asset value of capital stock issued to shareholders in
         reinvestment of dividends and distributions...................        86,968                80,808
      Net cost of capital stock redeemed...............................    (4,118,741)           (4,743,666)
                                                                          -----------           -----------
      Net decrease in net assets resulting from capital

         stock transactions ...........................................      (463,719)           (1,205,374)
                                                                          -----------           -----------

        Total decrease in net assets...................................      (805,185)           (1,149,947)
                                                                          -----------           -----------

NET ASSETS:

  Beginning of year....................................................    12,593,844            13,743,791
                                                                          -----------           -----------
  End of year (including undistributed net investment

     income of $0 and $7,336, respectively) ...........................   $11,788,659           $12,593,844
                                                                          ===========           ===========



                                        See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
 Selected per share data and ratios for a share outstanding throughout each year



                                                                          For the years ended October 31,
                                                             ------------------------------------------------------
                                                              1999         1998        1997       1996       1995
                                                              -----        -----       -----      -----      -----
Net asset value, beginning of year......................      $9.52       $9.51       $9.67      $9.76      $9.37

Income from investment operations:
  Net investment income.................................       0.48        0.45        0.48       0.55       0.54
  Net realized and unrealized gain (loss)...............      (0.26)       0.01       (0.16)     (0.09)      0.39

Less dividends and distributions (Note 1):
  From net investment income............................      (0.48)      (0.45)      (0.48)     (0.55)     (0.54)
                                                              -----       -----       -----      -----      -----
Net asset value, end of year  ..........................      $9.26       $9.52       $9.51      $9.67      $9.76
                                                              =====       =====       =====      =====      =====
Total Return(1).........................................       2.43%       4.98%       3.40%      4.88%     10.26%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)...............    $11,789     $12,594     $13,744    $16,821    $10,830
  Expenses as a percentage of average
    net assets(1).......................................       0.65%       0.65%       0.73%      0.85%      0.85%
  Ratio of net investment income
    to average net assets...............................       5.14%       4.48%       4.99%      5.73%      5.66%
  Portfolio turnover rate...............................        899%        305%        372%       114%       228%

---------
(1) Had the expense payment  agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

      Ratio of expenses to average net assets...........       1.19%       1.15%       1.24%      1.40%      1.40%
      Total return......................................       1.89%       4.45%       2.89%      4.33%      9.71%

   Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1999, 1998, 1997, 1996, and 1995, reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.20%, 1.15%, 1.26%, 1.42%, and 1.43%, respectively.

                         Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income Fund) (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. Effective March 1, 1997, the Fund changed its name to The 59 Wall Street Inflation-Indexed Securities Fund.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of net investment income and net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service.

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1999, the Fund incurred $12,443 for administrative services.

     Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

     Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the year ended October 31, 1999, 59 Wall Street Administrators, Inc. incurred $136,123 in expenses, including investment advisory fees of $31,109 and shareholder servicing/eligible institution fees of $31,109, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 2000.

     3. Investment Transactions. For the year ended October 31, 1999, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $100,923,249 and $102,143,182, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $1,740 as a result of an expense offset arrangement with the Fund's custodian.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:


                                                                        For the years ended October 31,
                                                                    -------------------------------------
                                                                        1999                     1998
                                                                    ----------                ---------
      Capital stock sold.......................................        380,212                  367,554
      Capital stock issued in connection with
        reinvestment of dividends..............................          9,307                    8,593
      Capital stock repurchased................................       (493,283)                (498,991)
                                                                    ----------                ---------
      Net decrease.............................................       (103,764)                (122,844)
                                                                    ==========                =========


      5. Federal Income Tax Status. At October 31, 1999, the Fund for federal income taxes purposes, has a capital loss carryforward of $648,655, which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2007.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.):

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31,
1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Inflation-Indexed Securities Fund at October 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 1999

                   Management's Discussion of fund performance

     The  following  investment   management   strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1999. Inflation-Indexed Securities Fund

      For the year ending October 31, 1999, interest rates increased 75 to 150 basis points. The Federal Reserve raised the Fed Funds target rate twice. Fixed income securities came under pressure because of strong economic growth, rising inflation, and a Federal Reserve in a tightening mode. Strong economic growth, rising commodity and oil prices and a strong housing market all caused inflation, as measured by the CPI, to rise. Although all fixed income securities suffered price declines inflation indexed securities out performed the broad fixed income indices by over 3%. Rising inflation hurts nominal fixed rate coupon bonds, but helps Treasury Inflation Protection Securities (Tips), which benefit from rising CPI. Tips benefit because their principal increases with CPI. Because of this, Tips were one of the best performing fixed income sectors for the year. Tips performed as they were expected to do in a rising inflationary environment.

      For  the  year,  the  portfolio  generated  a  positive  return  of  2.43%
outperforming the Salomon index that returned 1.89%. Although the return is small, most other fixed income sectors returned a negative return over the last 12 months. The portfolio's favorable relative performance was helped both by duration decisions and correct yield curve decisions.

      We continue to be optimistic on inflation indexed securities. The securities are currently trading at over 4% real yields. Historically, this level has proven to be attractive.

               Inflation-Indexed Securities Fund Growth of $10,000

                ---------------------------------------------
                                  Total Return
                ---------------------------------------------
                                   Five Years       Inception
                One Year             Ended        to 10/31/99
                  Ended            10/31/99       (Annualized)
                10/31/99          (Annualized)
                ---------------------------------------------
                 2.43%               5.16%           4.43%
                ---------------------------------------------


                          [plot points for line chart]
                                                              SB Inflation Link
Date         Inflation-Indexed Fund*     3-yr Treasury Note   Securities Index
1/31/93            $10,313                   $10,347
2/28/93            $10,467                   $10,478
3/31/93            $10,485                   $10,518
4/30/93            $10,568                   $10,598
5/31/93            $10,526                   $10,547
6/30/93            $10,650                   $10,664
7/31/93            $10,671                   $10,682
8/31/93            $10,791                   $10,805
9/30/93            $10,823                   $10,840
10/31/93           $10,839                   $10,857
11/30/93           $10,804                   $10,842
12/31/93           $10,817                   $10,890
1/31/94            $10,916                   $10,969
2/28/94            $10,797                   $10,853
3/31/94            $10,627                   $10,733
4/30/94            $10,533                   $10,654
5/31/94            $10,538                   $10,659
6/30/94            $10,539                   $10,674
7/31/94            $10,667                   $10,788
8/31/94            $10,691                   $10,822
9/30/94            $10,605                   $10,741
10/31/94           $10,596                   $10,767
11/30/94           $10,531                   $10,694
12/31/94           $10,561                   $10,717
1/31/95            $10,714                   $10,902
2/28/95            $10,899                   $11,089
3/31/95            $10,952                   $11,150
4/30/95            $11,072                   $11,269
5/31/95            $11,348                   $11,547
6/30/95            $11,412                   $11,603
7/31/95            $11,413                   $11,620
8/31/95            $11,507                   $11,699
9/30/95            $11,584                   $11,762
10/31/95           $11,683                   $11,889
11/30/95           $11,807                   $12,026
12/31/95           $11,911                   $12,143
1/31/96            $11,995                   $12,253
2/29/96            $11,901                   $12,149
3/31/96            $11,837                   $12,098
4/30/96            $11,798                   $12,064
5/31/96            $11,791                   $12,067
6/30/96            $11,893                   $12,176
7/31/96            $11,926                   $12,213
8/31/96            $11,933                   $12,239
9/30/96            $12,066                   $12,387
10/31/96           $12,253                   $12,575
11/29/96           $12,383                   $12,699
12/31/96           $12,325                   $12,652
1/31/97            $12,383                   $12,708
2/28/97            $12,392                   $12,718                $12,392
3/31/97            $12,259                   $12,675                $12,222
4/30/97            $12,351                   $12,798                $12,307
5/30/97            $12,384                   $12,890                $12,372
6/30/97            $12,372                   $13,000                $12,333
7/31/97            $12,498                   $13,208                $12,448
8/31/97            $12,506                   $13,183                $12,487
9/30/97            $12,527                   $13,328                $12,511
10/31/97           $12,670                   $13,448                $12,647
11/30/97           $12,723                   $13,473                $12,714
12/31/97           $12,607                   $13,581                $12,656
1/31/98            $12,701                   $13,764                $12,720
2/28/98            $12,701                   $13,739                $12,709
3/31/98            $12,711                   $13,786                $12,702
4/30/98            $12,840                   $13,841                $12,747
5/31/98            $12,888                   $13,922                $12,830
6/30/98            $12,943                   $13,998                $12,866
7/31/98            $12,986                   $14,072                $12,926
8/31/98            $13,017                   $14,397                $12,948
9/30/98            $13,259                   $14,616                $13,226
10/31/98           $13,301                   $14,670                $13,249
11/30/98           $13,262                   $14,620                $13,241
12/31/98           $13,196                   $14,637                $13,153
01/31/99           $13,373                   $14,719                $13,311
02/28/99           $13,256                   $14,525                $13,218
03/31/99           $13,290                   $14,636                $13,224
04/30/99           $13,381                   $14,680                $13,298
05/31/99           $13,467                   $14,602                $13,401
06/30/99           $13,495                   $14,653                $13,399
07/31/99           $13,510                   $14,679                $13,398
08/31/99           $13,521                   $14,712                $13,424
09/30/99           $13,580                   $14,814                $13,471
10/31/99           $13,624                   $14,833                $13,499

   * net of fees and expenses

  ** The Salomon  Brothers  Inflation  Linked  Securities Index started 2/28/97.
     Therefore, for performance purposes the starting point used is the same amount as the Fund.

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.


Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109


Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.